Long-term debt	12 Months Ended
Dec. 31, 2024
Borrowings [Abstract]
Long-term debt [Text Block]

16. Long-term debt

	2024	2023
	$	$
Balance - January 1	145,080	109,231
Increase in revolving credit facility	35,000	190,000
Repayment of revolving credit facility	(84,721)	(155,787)
Foreign exchange revaluation impact	(1,459)	1,636
Balance - December 31	93,900	145,080

	December 31,	December 31,
	2024	2023
	$	$

Revolving credit facility	93,900	145,246
Unamortized discount on banker's acceptances	-	(166)
Long-term debt, net	93,900	145,080
Current portion	-	-
Non-current portion	93,900	145,080
	93,900	145,080

Revolving credit facility

A total amount of C$550.0 million ($382.3 million) is available under the revolving credit facility (the "Facility"), with an additional uncommitted accordion of up to C$200.0 million ($139.0 million).

In April 2024, the maturity date of the Facility was extended from September 29, 2026 to April 30, 2028. The uncommitted accordion is subject to acceptance by the lenders. The Facility is to be used for general corporate purposes and investments in the mineral industry, including the acquisition of royalties, streams and other interests. The Facility is secured by the Company's assets.

The Facility is subject to standby fees. Funds drawn bear interest based on the base rate, prime rate, Canadian Overnight Repo Rate Average ("CORRA") or Secured Overnight Financing Rate ("SOFR"), plus an applicable margin depending on the Company's leverage ratio. As at December 31, 2024, the effective interest rate on the drawn balance was 5.8%, including the applicable margin.

The Facility includes quarterly covenants that require the Company to maintain certain financial ratios, including the Company's leverage ratios and meet certain non-financial requirements. As at December 31, 2024, all such ratios and requirements were met.